EXHIBIT 10.1

SUBSCRIPTION AGREEMENT
IN
JAMMIN JAVA CORP.

Jammin Java Corp.
Attn: Anh Tran
8200 Wilshire Blvd., Suite 200
Beverly Hills, California 90211

A.          Subscription.  This Agreement has been executed by Mother Parkers Tea & Coffee Inc., an Ontario corporation (“Purchaser”, or “Subscriber”) in connection with the subscription to purchase Units of Jammin Java Corp., a Nevada corporation (the “Company”), each consisting of (a) one share of the Company’s common stock, $0.001 par value per share (the “Shares”); and (b) one (1) warrant with a term of three years to purchase one share of the Company’s common stock (the “Warrants” and collectively with the Shares, the “Units” and the Units and the shares of common stock issuable upon exercise of the Warrants and conversion of the Shares, the “Securities”) at a price per Unit equal to the fifty day weighted-average price per share of the Company’s common stock on the OTCQB market, for the fifty trading days ending March 7, 2014, which was $0.3409 (the “Per Unit Price”). Subscriber has agreed to purchase $2,500,000 in Units (the “Purchase Price”) totaling an aggregate of 7,333,529 Units (defined herein as the “Offering”).  The Subscriber agrees to provide the Purchase Price to the Company in connection with this Subscription Agreement (this “Agreement”).   The exercise price of the Warrants shall be equal to 150% of the Per Unit Price or $0.51135 per share.

When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa.  Any reference to a person shall include an individual, trust, estate, or any incorporated or unincorporated organization, including general or limited partnerships, limited liability companies, corporations, joint ventures and cooperatives, and all heirs, executors, administrators, legal representatives, successors and assigns of such person where permitted or required by the context. Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

B.           Acceptance of Subscription. It is understood and agreed that the Company shall have the right to accept or reject this subscription (the “Subscription”), in whole or in part, and that the same shall be deemed to be accepted by the Company only when it is signed by the Company.

C.           Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company as follows:

i)            Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Company and the suitability of the Securities as an investment for Subscriber;

ii)           Subscriber is an “Accredited Investor” as that term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended;

Subscription Agreement
Jammin Java Corp.

iii)          The Subscriber is acquiring the Securities for his, her or its own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and he, she or it does not presently have any reason to anticipate any change in his, her or its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require his, her or its sale or distribution of the Securities;

iv)          Subscriber has received no representations or warranties from the Company, or its affiliates, employees or agents regarding the Securities or suitability of an investment in the Securities or the Company other than those set forth herein and attached hereto;

v)           Subscriber is able to bear the economic risk of the investment in the Securities and Subscriber has sufficient net worth to sustain a loss of Subscriber’s entire investment in the Company without economic hardship if such a loss should occur;

vi)          Subscriber has had an opportunity to inspect relevant documents relating to the organization and operations of the Company.  Subscriber acknowledges that all documents, records and books pertaining to this investment which Subscriber has requested have been made available for inspection by Subscriber or Subscriber’s attorney, accountant or other adviser(s);

vii)         Subscriber has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on behalf of the Company, concerning the terms and conditions of this investment and the Offering, and all such questions have been answered to the full satisfaction of Subscriber.  Subscriber is relying on its own investigation and evaluation of the Company and the Securities in making an investment hereunder and not on any other information;

viii)        The undersigned recognizes that the investment herein is a speculative venture and that the total amount of funds tendered to purchase Securities is placed at the risk of the business and may be completely lost.  The purchase of Securities as an investment involves special risks;

ix)           Subscriber, if an individual, is at least 21 years of age and is a bona fide resident and domiciliary of the state set forth in the Investor Application (the “Qualification Questionnaire”) and has no present intention to become a resident of any other state or jurisdiction;

x)            Subscriber acknowledges and is aware of the following:

(1)           There are substantial restrictions on the transferability of the Securities; the Securities will not be, and investors in the Company have no right to require that the Securities be registered under the 1933 Act; there may not be any public market for the Securities; Subscriber may not be able to use the provisions of Rule 144 of the 1933 Act with respect to the resale of the Securities; and accordingly, Subscriber may have to hold the Securities indefinitely and it may not be possible for Subscriber to liquidate Subscriber’s investment in the Company. Subscriber agrees that the Securities shall not be sold, transferred, pledged or hypothecated unless such sale is exempt from registration under the 1933 Act. Subscriber also acknowledges that Subscriber shall be responsible for compliance with all conditions on transfer imposed by any blue sky or securities

Subscription Agreement
Jammin Java Corp.

law administrator and for any expenses incurred by the Company for legal or accounting services in connection with reviewing a proposed transfer; and

(2)           No federal or state agency has made any finding or determination as to the fairness of the Offering of the Securities for investment or any recommendation or endorsement of the Securities;

xi)          The Subscriber has carefully considered and has, to the extent he, she or it believes such discussion is necessary, discussed with his, her or its professional, legal, tax and financial advisors, the suitability of an investment in the Securities for his, her or its particular tax and financial situation and that the Subscriber and his, her or its advisers, if such advisors were deemed necessary, have determined that the Securities are a suitable investment for him, her or it;

xii)         The Subscriber has not become aware of this Offering and has not been offered Securities by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to the Subscriber's knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising;

xiii)        The Subscriber realizes that the Securities cannot readily be sold and will be restricted securities and therefore the Securities must not be purchased unless the Subscriber has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the Subscriber can provide for current needs and possible personal contingencies;

xiv)        The Subscriber confirms and represents that he, she or it is able (i) to bear the economic risk of his, her or its investment, (ii) to hold the Securities for an indefinite period of time, and (iii) to afford a complete loss of his, her or its investment.  The Subscriber also represents that he, she or it has (i) adequate means of providing for his, her or its current needs and possible personal contingencies, and (ii) has no need for liquidity in this particular investment;

xv)         The Subscriber understands that the Securities are being offered and sold to he, she, or it in reliance on specific exemptions from or non-application of the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Securities. All information which the Subscriber has provided to the Company concerning the undersigned's financial position and knowledge of financial and business matters is correct and complete as of the date hereof in all material respects, and if there should be any material change in such information prior to acceptance of this Agreement by the Company, the undersigned will immediately provide the Company with such information;

xvi)        The Subscriber is a bona fide resident or operates its principal place of business as set forth in this Subscription Agreement and Qualification Questionnaire;

xvii)       The Subscriber confirms and certifies that:

Subscription Agreement
Jammin Java Corp.

(a)
Subscriber is in receipt of and has carefully read and reviewed and understands the Form of Warrant to Purchase Common Stock, attached hereto as Exhibit A and the Information For Residents of Certain States, attached hereto as Exhibit B;

(b)
Subscriber has been provided an opportunity to and in fact has read and reviewed, the Company’s filings with the Securities and Exchange Commission (available at sec.gov) including the Company’s most recent Annual Report on Form 10-K for the year ended January 31, 2013 and its Quarterly Reports on Form 10-Q for the periods ended April 30, 2013, July 31, 2013 and October 31, 2013, including the risk factors, financial statements, description of business operations, plan of operations and results of operations set forth therein;

(c)
The Subscription hereunder is irrevocable by Subscriber, that, except as required by law, Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of Subscriber hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of Subscriber and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns.  If Subscriber is more than one person, the obligations of Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

(d)
The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D and/or Regulation S thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Subscriber herein.

(e)
It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

(f)
IN MAKING AN INVESTMENT DECISION, SUBSCRIBER MUST RELY ON HIS, HER, OR ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.   THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(g)
THIS SUBSCRIPTION DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT PERMITTED UNDER APPLICABLE LAW OR TO ANY FIRM OR INDIVIDUAL THAT DOES NOT POSSESS THE QUALIFICATIONS PRESCRIBED IN THIS SUBSCRIPTION.

Subscription Agreement
Jammin Java Corp.

xviii)      The Subscriber confirms and acknowledges that this is a “best efforts, no minimum” Offering; that the Company need not raise any certain level of funding; that regardless of the amount of funding raised in the Offering, the Company will not return any of the undersigned’s investment herein assuming the Subscription is accepted by the Company; and the Company is not required to use the funds raised in this Offering for any particular purpose or towards any specific use of proceeds.

D.          Representations of the Company.  By executing this Agreement, the Company hereby represents and warrants to the Subscriber as follows:

(a)           The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as presently proposed to be conducted and to carry out the transactions contemplated hereby.

(b)           The execution, delivery and performance by the Company of this Agreement have been duly authorized (or will be duly authorized prior to the issuance of the Units, as applicable) by all requsite corporate action by the Company; and this Agreement, when executed and delivered by the Company, will constitute the valid and binding obligation of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights; and (ii) general principles of equity that restrict the availability of equitable remedies.  The issuance, sale and delivery of the Units has been duly authorized by all requisite corporation action of the Company.  The Units, when issued in accordance with the terms of this Agreement, the Form of Warrant to Purchase Common Stock and the governing documents of the Company will be validly issued, fully paid and non-assessable shares of capital stock of the Company and free from restrictions on transfer other than restrictions on transfer under the transaction documents for this Offering and applicable federal and state securities laws.  Assuming the accuracy of the representatations of the Subscriber contained herein, and subject to any required filings with the Securities and Exchange Commission or state securities administrators, the Units will be issued in compliance with all applicable federal and state securities laws.

E.           Indemnification. Subscriber acknowledges that Subscriber understands the meaning and legal consequences of the representations and warranties in paragraph C hereof, and Subscriber hereby agrees to indemnify and hold harmless the Company and its affiliates, partners, officers, directors, agents, attorneys, and employees from and against any and all loss, damage or liability due to or arising out of a breach of any such representations or warranties. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to Subscriber under federal or state securities laws. The representations and warranties set forth herein shall survive the date upon which the Subscriber is admitted to the Company.  No representation, warranty or covenant in this Agreement, nor the Qualification Questionnaire, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were or are to be made, not misleading.

F.           Compliance with Securities Laws. Subscriber understands and agrees that a legend has been or will be placed on any certificate(s) or other document(s) evidencing the Securities in substantially the

Subscription Agreement
Jammin Java Corp.

following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR ASSIGNED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, AND ARE SOLD PURSUANT TO SUCH APPLICABLE REGISTRATION STATEMENT, OR (II) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER."

  The legend set forth above shall be removed by the Company from certificates evidencing Units upon a request from the Subscriber and: (i) if a registration statement covering the resale of such security is effective under the Act, and the Subscriber sells such securities pursuant to the registration statement, (ii) following any valid and applicable sale of such security pursuant to Rule 144, provided that the Company may request an opinion from Subscriber’s counsel as to the applicability of Rule 144 to such sale, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Securities and Exchange Commission (the “Commission”)), which determination shall be made in Company counsel’s reasonable determination.

G.           Future Financings and Offerings. Subscriber recognizes that the Company may seek to raise additional financing and working capital through a variety of sources in the future, and that although the Company may undertake one or more public or private offerings of its debt or equity securities, there can be no assurance that any such offering will be made or, if made, that it will be successful.  Moreover, Subscriber understands and agrees that the Company reserves the right to make future offers, either public or private, of securities, including promissory notes, on terms that may be more than or less favorable than the Units, subject to Section H below.

H.          Right of First Refusal.

(i)             For a period of two (2) years following the date of this Agreement, at any time the Company proposes to make an offer to sell any of its common stock or any options or warrants exercisable for shares of common stock (the “ROFO Securities”) in a public or private equity offering, the Company shall provide written notice of the proposed transaction (the “ROFO Notice”), as promptly as possible, to the Subscriber.  The ROFO Notice shall include a description of the ROFO Securities that are the subject of the offer, including the number of securities offered, the price per unit of the securities, and the other material terms and conditions of the offering, and the proposed timing of the transaction.

(ii)            Upon receipt of the ROFO Notice, the Subscriber shall have (48) forty-eight hours (the “ROFO Notice Period”) to elect to purchase its Pro Rata Share of the ROFO Securities on terms and subject to the conditions such securiites will be acquired by the other purchasers in the offering(s), subject

Subscription Agreement
Jammin Java Corp.

to such Subscriber meeting any prerequisites to participation in the offering of the ROFO Securities (for example only and without limitation, certain capitalization and other thresholds in the event the offering was only being made to Qualified Institional Buyers) (the “Right of First Refusal”).  “Pro Rata Share” means 10%.

(iii)           If the Subscriber waives its rights under Section H(ii) in writing, or the ROFO Notice Period expires without the Subscriber exercising its Right of First Refusal, the Company shall have a period of the greater of (a) thirty (30) days; and (b) the time period of the proposed offering set forth in the ROFO Notice; to sell the ROFO Securities, but only at a price not less than the price and on other terms and conditions not more favorable to the purchasers than as set forth in the ROFO Notice.

(iv)           Notwithstanding the foregoing, this Section H shall not apply in respect of an Exempt Issuance. “Exempt Issuance” means the issuance of (a) shares of common stock or options to employees, officers, directors or consultants of the Company in consideration for services, (b) securities exercisable or exchangeable for or convertible into shares of common stock issued and outstanding on the date of this Agreement, (c) securities issued pursuant to acquisitions or strategic transactions approved by the directors of the Company, provided that any such issuance shall provide to the Company additional benefits in addition to the investment of funds, and, for the avoidance of doubt, shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital, and (d) any debt securities (other than any debt securities exchangeable for or convertible into shares of common stock).

(v)           The rights set forth in this Section H shall not be assignable by the Subscriber, and shall expire upon the first to occur of (y) two (2) years following the date of this Agreement; and (z) the date Subscriber shall: (i) become insolvent or take any action which constitutes its admission of inability to pay its debts as they mature; (ii) make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or a trustee for it or a substantial portion of its assets or (iii) commence or have filed against it any voluntary or involuntary proceeding under any bankruptcy laws of any jurisdiction, whether now or hereafter in effect.

(vi)           The Subscriber further represents and warrants to the Company that it is aware that the Subscriber’s percentage ownership in the Company may be diluted below the percentage ownership the Subscriber holds in the Company following the transactions contemplated by this Agreement and that the Right of First Refusal does not apply to, among other transactions described above, the Exempt Issuances.

I.           Confidentiality. Subscriber agrees to maintain in confidence all information furnished by the Company or its agents that may be deemed to be material nonpublic information, including, but not limited to the fact that the Offering is being made and the terms and conditions of this Offering and the Units.

J.           U.S.A. Patriot Act and Anti-Money Laundering Representations. Subscriber represents and warrants that Subscriber is not and is not acting as an agent, representative, intermediary or nominee for, a person identified on the list of blocked persons maintained by the Office of Foreign Assets Control, U.S. Department of Treasury. In addition, Subscriber is in full compliance with all applicable U.S. laws, regulations, directives, and executive orders imposing economic sanctions, embargoes, export controls or

Subscription Agreement
Jammin Java Corp.

anti-money laundering requirements, including but not limited to the following laws: (1) the International Emergency Economic Powers Act, 50 U.S.C. 1701-1706; (2) the National Emergencies Act, 50 U.S.C. 1601-1651; (3) section 5 of the United Nations Participation Act of 1945, 22 U.S.C. 287c; (4) Section 321 of the Antiterrorism Act, 18 U.S.C. 2332d; (5) the Export Administration Act of 1979, as amended, 50 U.S.C. app. 2401-2420; (6) the Trading with the Enemy Act, 50 U.S.C. app. 1 et seq.; (7) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56; and (8) Executive Order 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) of September 23, 2001.

K.          Entire Agreement.   This Subscription is the entire and fully integrated agreement of the parties regarding the subject matter hereof, and there are no oral representations, warranties, agreements, or promises pertaining to this Subscription or the Securities.

L.           Construction.  The parties acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the parties hereto.  All references in this Agreement as to gender shall be interpreted in the applicable gender of the parties.

M.         Purchase Payment.   The purchase price shall be paid to the Company in cash, check or via wire transfer simultaneously with the undersigned’s entry into this Agreement.

N.          Construction of Terms. As used in this Agreement, the terms “herein,” “herewith,” “hereof” and “hereunder” are references to this Agreement, taken as a whole; the term “includes” or “including” shall mean “including, without limitation;” the word “or” is not exclusive; and references to a “Section,” “subsection,” “clause,” “Exhibit,” “Appendix,” “Schedule,” “Annex” or “Attachment” shall mean a Section, subsection, clause, Exhibit, Appendix, Schedule, Annex or Attachment of this Agreement, as the case may be, unless in any such case the context requires otherwise. Exhibits, Appendices, Schedules, Annexes or Attachments to any document shall be deemed incorporated by reference in such document. All references to or definitions of any agreement, instrument or other document (a) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (b) except as otherwise expressly provided, shall mean such agreement, instrument or document, or replacement or predecessor thereto, as modified, amended, supplemented and restated through the date as of which such reference is made.

O.          Effect of Facsimile and Photocopied Signatures. This Agreement may be executed in several counterparts, each of which is an original.  It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.  A copy of this Agreement signed by one party and (a) faxed to another party or (b) scanned and emailed to another party, shall be deemed to have been executed and delivered by the signing party as though an original.  A photocopy or PDF of this Agreement shall be effective as an original for all purposes.

P.           Severability. The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

Subscription Agreement
Jammin Java Corp.

Q.          Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

R.           Governing Law. This Agreement shall be interpreted in accordance with the laws of the State of Nevada.  In the event of a dispute concerning this Agreement, the parties agree that venue lies in a court of competent jurisdiction in Delaware.

[Remainder of page of left intentionally blank.]

Subscription Agreement
Jammin Java Corp.

S.           Amount of Subscription. The undersigned hereby subscribes to purchase an aggregate of 7,333,529 Units for a total of $2,500,000.

“PURCHASER”

Check enclosed in the amount of $____________ or Wire Transfer Sent in the Amount of $2,500,000.00

Subscribed For:  $2,500,000 in Units

Social Security or Taxpayer I.D. Number [required if applicable]:___________________

Business Address (including zip code): Attention: Tom Prychitka, CFO & VP Shared Services________

2531 Stanfield Road, Mississauga, ON  L4Y 1S4

Business Phone:              905 273 9100

Residence Address (including zip code)

Residence Phone: (____)

All communications to be sent to:

      x           Business or
                  Residence Address

Please indicate on the following page the form in which you will hold title to your interest in the securities.  PLEASE CONSIDER CAREFULLY.  ONCE YOUR SUBSCRIPTION IS ACCEPTED, A CHANGE IN THE FORM OF TITLE CONSTITUTES A TRANSFER OF THE INTEREST IN THE SECURITIES AND MAY THEREFORE BE RESTRICTED BY THE TERMS OF THIS SUBSCRIPTION, THE SECURITIES AND MAY RESULT IN ADDITIONAL COSTS TO YOU.  Subscribers should seek the advice of their attorneys in deciding in which of the forms they should take ownership of the interest in the securities, because different forms of ownership can have varying gift tax, estate tax, income tax, and other consequences, depending on the state of the investor's domicile and his or her particular personal circumstances.

Subscription Agreement
Jammin Java Corp.

Please select one of the following forms of ownership:

________         INDIVIDUAL OWNERSHIP (one signature required)

________         JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON (both or all parties must sign)

________         COMMUNITY PROPERTY (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

________         TENANTS IN COMMON (both or all parties must sign)

________         GENERAL PARTNERSHIP (fill out all documents in the name of the PARTNERSHIP, by a PARTNER authorized to sign, and include a copy of the Partnership Agreement)

________         LIMITED PARTNERSHIP (fill out all documents in the name of the LIMITED PARTNERSHIP, by a GENERAL PARTNER authorized to sign, and include a copy of the Limited Partnership Agreement and any other document showing that the investment is authorized)

________         LIMITED LIABILITY COMPANY (fill out all documents in the name of the LIMITED LIABILITY COMPANY, by a member authorized to sign, and include a copy of the LIMITED LIABILITY COMPANY’s Operating Agreement and any other documents necessary to show the investment is authorized.)

__X_____         CORPORATION (fill out all documents in the name of the CORPORATION, by the President or other officer authorized to sign, and include a copy of the Corporation's Articles and certified Corporate Resolution authorizing the signature)

________         TRUST (fill out all documents in the name of the TRUST, by the Trustee, and include a copy of the instrument creating the trust and any other documents necessary to show the investment by the Trustee is authorized.  The date of the trust must appear on the Notarial where indicated.)

EXECUTION

Please execute this Subscription Agreement by completing the appropriate section below.

1.           If the subscriber is an INDIVIDUAL, complete the following:

_____________________________________________
Signature of Subscriber

_____________________________________________
Name (please type or print)

_____________________________________________
Signature of Spouse or Co-Owner if funds are
to be invested as joint tenants by the entirety
or community property.

_____________________________________________
Name (please type or print)

Subscription Agreement
Jammin Java Corp.

2.           If the subscriber is a CORPORATION, complete the following:

The undersigned hereby represents, warrants and covenants that the undersigned has been duly authorized by all requisite action on the part of the corporation listed below (“Corporation”) to acquire the Units and, further, that the Corporation has all requisite authority to acquire such Units.

The officer signing below represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Corporation and that he has authority under the articles of incorporation, bylaws, and resolutions of the board of directors of such Corporation to execute this Subscription Agreement.  Such officer encloses a true copy of the articles of incorporation, the bylaws and, as necessary, the resolutions of the board of directors authorizing a purchase of the investment herein, in each case as amended to date.

Mother Parker's Tea & Coffee Inc.
Name of Corporation (please type or print)

By: __/s/ Paul Higgins, Jr.___               By: __/s/ Michael Higgins___

Name: Paul Higgins, Jr.                                     Name: Michael Higgins

Title:  Co-Chief Executive Officer                            Title:  Co-Chief Executive Officer

3.           If the subscriber is a PARTNERSHIP, complete the following:

The undersigned hereby represents, warrants and covenants that the undersigned is a general partner of the partnership named below (“Partnership”), and has been duly authorized by the Partnership to acquire the Units and that he has all requisite authority to acquire such Units for the Partnership.

The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Partnership and he is authorized by such Partnership to execute this Subscription Agreement.  Such partner encloses a true copy of the partnership agreement of said Partnership, as amended to date, together with a current and complete list of all partners thereof.

_____________________________________________
Name of Partnership (please type or print)

By: __________________________________________

Name: ___________________________________________

Title: _____________________________________________

Subscription Agreement
Jammin Java Corp.

4.           If the subscriber is a TRUST, complete the following:

The undersigned hereby represents, warrants and covenants that he is duly authorized by the terms of the trust instrument (“Trust Instrument”) for the (“Trust”) set forth below to acquire the Units and the undersigned, as trustee, has all requisite authority to acquire such Units for the Trust.

The undersigned, as trustee, executing this Subscription Agreement on behalf of the Trust, represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Trust and he is authorized by such Trust to execute this Subscription Agreement.  Such trustee encloses a true copy of the Trust Instrument of said Trust as amended to date.

____________________________________________
Name of Trust (Please type or print)

By: _________________________________
Name:
Title: ________________________________

ACCEPTED BY THE COMPANY this the 24th day of April, 2014.

JAMMIN JAVA CORP.

By: /s/ Anh Tran
       Anh Tran, President

PLEASE ALSO COMPLETE THE QUESTIONNAIRE BEGINNING ON PAGE 13 OF THIS SUBSCRIPTION AGREEMENT, WHICH IS A REQUIRED PART OF THIS AGREEMENT.

Subscription Agreement
Jammin Java Corp.

Subscription Documents - Continued
JAMMIN JAVA CORP. (THE “COMPANY”)
INVESTOR APPLICATION
(QUALIFICATION QUESTIONNAIRE)
(CONFIDENTIAL)

ALL INFORMATION CONTAINED IN THIS APPLICATION WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present this application to such parties as the Company, in its discretion, deems appropriate when called upon to establish that the proposed offer and sale of the Securities are exempt from registration of the Securities Act of 1933, as amended, or meet the requirements of applicable securities and blue sky laws.

PART I - INDIVIDUALS (OTHERS COMPLETE PART II)

1.           Name: ______________________________

2.           Residence Address:

      Residence Telephone:

3.           Social Security Number:_____________________

      Date of Birth: _________________

      Citizenship:

4.           Present Employer:

      Business Address:

      Business Telephone:

      Title/Position:

Subscription Agreement
Jammin Java Corp.

      Length of Time:

5.           I prefer to have communications sent to:

                 Home Address or _________Business Address

6.            Investment Experience

I have made investments, or been involved in activities, of the type indicated below (recognizing that the types of investments listed are not mutually exclusive and certain investments may fall into two or more of the categories listed):
                    CHECK ALL THAT APPLY

             (a)   Ownership of stocks, bonds, and other securities

              (b)            Investment in partnerships, joint ventures and other syndicates

              (c)            Other direct or partnership investments (such as real estate, oil and as, equipment leasing, research and development, agriculture or commodities syndications)

Do you make your own ultimate decisions on your investments?
                                 YES [  ]                                                               NO [  ]

7.           Method of Investment Evaluation

Each subscriber must have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company or must retain the services of a Purchaser Representative(s) (who may be an attorney, accountant or other financial advisor but not a person employed by or associated with the Company or its affiliates) for the purpose of this particular transaction.

This item is presented in alternative form. Please cheek the appropriate alternative.

                      Alternative One: No Advisor.

I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision, and will not require a Purchaser Representative.

Subscription Agreement
Jammin Java Corp.

                      Alternative Two: Purchaser Representative.

I have relied upon the advice of the following Purchaser Representative (who is not affiliated with the Company or its affiliates) in evaluating the merits and risks of an investment in the Company.

Name:
    (name of purchaser representative)

Address:

Relationship:

The above-named Purchaser Representative and I together have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision.

8.           Accredited Individual Investor

As an individual, I ________________________________________ (PRINT NAME) represent that I (please check all that are applicable):

☐	have a net worth (either individually or jointly with spouse) in excess of $1,000,000 in United States Dollars (“USD”) (not including my principal residence); or

☐
am an individual who had an individual income (NOT including joint income with spouse) in excess of USD $200,000 in each of the two most recent tax years and reasonably expect individual income in excess of $200,000 during the current tax year; or

¨
am an individual who had an income (including joint income with spouse) in excess of USD $300,000 in each of the two most recent tax years and reasonably expect individual income in excess of USD $300,000 during the current tax year.

“Income” for this purpose is computed by adding the following items to adjusted gross income for federal income tax purposes: (a) the amount of any tax-exempt interest income received; (b) the amount of losses claimed as a limited partner in a limited partnership; (c) any deduction claimed for depletion; (d) deductions for alimony paid; (e) deductible amounts contributed to an IRA or Keogh retirement plan; and (f) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.

Subscription Agreement
Jammin Java Corp.

I, the undersigned, represent that I do not have any state or federal judicial judgments adverse to me nor are there any state or federal tax liens against me, nor is there any pending or threatened litigation adverse to me.  I, the undersigned, undertake to notify the Company or the Company immediately of any material change in any of such information occurring prior to the closing of the Offering or, if relevant, any time during the existence of the Company.

Date: ___________________                                                      Signature:

[If individual purchasers are co-tenants, tenants-in-common or joint owners (including joint owners with such purchaser’s spouse) all co-tenants, tenants-in-common and/or joint owners shall complete a copy of Part I above]

Subscription Agreement
Jammin Java Corp.

PART II-INVESTORS WHO ARE NOT INDIVIDUALS

1.           General Information

Entity Name (“Entity”):   Mother Parker's Tea & Coffee Inc.

Address of Principal Office:   2531 Stanfield Road, Mississauga, ON L4Y 1S4

Type of Organization:    Food Manufacturer

Date and Place of Organization:   June 30, 1957, Province of Ontario

(Please attach a copy of your organizational documents in affect, including any amendments).

2.   Business

A brief description of the business conducted by the entity is as follows:

            Coffee and tea manufacturing, marketing and distribution throughout North America.

Each person involved in making the decision on behalf of the entity, to subscribe to purchase Securities is listed below [NOTE AT LEAST ONE NAME MUST BE LISTED]:

Name: Paul Higgins, Jr.	Title: Co-Chief Executive Officer

Name: Michael Higgins	Title: Co-Chief Executive Officer

            [Please list any additional names on a separate page].

3.   Accredited Investor Status of Entity

Please cheek the appropriate description which applies to you.

_____ (a)	A bank, as defined in Section 3 (a)(2) of the Securities Act of 1933, or any savings and loan association or other institution as defined in Section

Subscription Agreement
Jammin Java Corp.

3(a)(5)(A) of the Securities Act of 1933, whether you are acting in an individual or a fiduciary capacity.

_____ (b)	An insurance company, as defined in Section 2(13) of the	Securities Act of 1933.

_____ (c)	An investment company registered under the Investment Company Act of 1940.

_____ (d)	A business development company, as defined in Section (a)(48) of the Investment Company Act of 1940.

_____ (e)	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

_____ (f)
An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and the investment is made by you as a plan fiduciary, as defined in Section 3(21) of such Act, and you are a bank, insurance company or a registered investment advisor, or you have total assets in excess of $5 million.

_____ (g)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

__X__ (h)
An organization described in Section 501 (c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring Securities, with total assets in excess of $5 million.

_____ (i)	An entity in which all of the equity owners are accredited investors and meet at least one of the criteria listed in Part I, Section 8 of this Questionnaire.

_____ (j)
A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring Securities, whose purchase is directed by a person with such knowledge and experience in financial and business matters that (s)he is capable of evaluating the merits and risks of the prospective investment.

If you checked (i), please complete the following part of this question:

(1)	List all equity owners: __________________________________

Subscription Agreement
Jammin Java Corp.

(2)   What is the type of entity? _______________________________

(3)   Attach a copy of your resolutions or other evidence of the entity’s authority to make this investment.

(4)   Represent that each equity owner qualifies individually to Part I, Section 9 of this Questionnaire by printing each equity owners name below (you may include an additional sheet if necessary):

(5)   Please confirm that the entity was not formed solely for the purpose of subscribing for Securities in the Offering by initialing below:

_________

4.            Representations

The undersigned represents on behalf of the entity that:

(a)    The entity has, and its officers, employees, directors or equity owners have, sufficient knowledge and experience in similar programs or investments to evaluate the merits and risks of an investment in the Company (or the entity has retained an attorney, accountant, financial advisor or consultant as a Purchaser Representative); that because of the background and employment experience of the entity’s equity owners, its officers, directors or employees, it has received and has had access to material and relevant information enabling it to make an informed investment decision, and that all data it has requested has been furnished to it.

If applicable, the name, employer, address and telephone number of the entity’s Purchaser Representative follows:

(b)           The information contained herein is complete and accurate and may be relied upon by you.

Attached is the requested information (e.g., articles of incorporation, bylaws and resolutions) for your review.

Subscription Agreement
Jammin Java Corp.

The undersigned represents that the information provided above is true and correct and acknowledges such investor’s awareness that the Company, and other investors are relying upon the accuracy of such information to ensure that the sale of any securities by the Company to such investor is in compliance with applicable federal and state securities laws. The undersigned represents that neither the entity it represents nor, its officers, directors or shareholders have any state or federal judicial judgments adverse to them nor are there any state or federal tax liens against them, nor is there any pending or threatened litigation adverse to them.  The undersigned undertakes to notify the Company immediately of any material change in any of such information occurring prior to the closing of the Offering, or, if relevant, any time during the existence of the Company.

Entity

Date:   April 24, 2014

Name of Entity Typed or Printed

Mother Parker's Tea & Coffee Inc.

By:      /s/ Paul Higgins, Jr.                                                                 By:      /s/ Michael Higgins

Name:   Paul Higgins, Jr.                                                                   Name:      Michael Higgins

Title:   Co-Cheif Executive Officer                                                              Title:   Co-Cheif Executive Officer

Subscription Agreement
Jammin Java Corp.